AMENDMENT NO. 3
                                TO
                     LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
("Amendment"), dated as of the 27th day of September, 1996, made by and between

     FLEET CAPITAL CORPORATION (formerly known as Shawmut
Capital Corporation and successor by assignment from Barclays Business Credit, Inc.), a Rhode Island corporation
(the "Lender"); and

     COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN PHONE CENTERS, INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"), COMDIAL TELECOMMUNICATIONS INTERNATIONAL INC. ("CTII"), SCOTT TECHNOLOGIES CORPORATION ("STC"), COMDIAL CUSTOM MANUFACTURING, INC. ("CCMI") COMDIAL VIDEO TELEPHONY, INC. ("CVT"), COMDIAL TECHNOLOGY CORPORATION ("CTC"), COMDIAL TELECOMMUNICATIONS, INC. ("CTI"), AURORA SYSTEMS, INC. ("ASI"), KEY VOICE TECHNOLOGIES INC. ("KVTI"), and CTI's wholly. owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS CORPORATION ("CBCC"), and COMDIAL CONSUMER COMMUNICATIONS CORPORATION ("CCCC"); Parent, ATC, APC, CES, CTII, STC, CCM, CVT, CTC, CTI, ASI, KVTI, CBCC and CCCC being hereinafter referred to collectively as the "Borrowers" and, individually, as a "Borrower"), each a Delaware corporation, to the Loan and Security, dated February 1, 1994 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                            RECITALS

     A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral and the Realty.

     B. The Loan Agreement was previously amended by a certain Consolidated Amendment No. 1 thereto, dated March
13, 1996, and a certain Amendment No. 2 thereto, dated June
28, 1996.

     C. The Borrowers and the Lender now desire to further amend the Loan Agreement as set forth herein.


                   STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrowers and the Lender hereby agree as follows:

                        ARTICLE I
                AMENDMENTS TO LOAN AGREEMENT

     The Loan Agreement is hereby amended as follows:

1. 1.  Minimum Consolidated Adjusted Table Net Worth.
Section 9.3(A) is amended in its entirety to read as follows:

     (A) Minimum Consolidated Adjusted Tangible Net Worth.
Maintain a Consolidated Adjusted Tangible Net Worth of not less than the amount shown below at all times during the period corresponding thereto:

                                      Consolidated Adjusted
        Period                          Tangible Net Worth

  First fiscal quarter of fiscal year         $21,500,000
    ending December 31, 1996

  Second fiscal quarter of fiscal year        $21,000,000
    ending December 31, 1996

  Third fiscal quarter of fiscal year         $18,750,000
    ending December 31, 1996

  Fourth fiscal quarter of fiscal year        $20,200,000
    ending December 31, 1996

  First fiscal quarter of fiscal year         $24,950,000
    ending December 31, 1997

  Second fiscal quarter of fiscal year        $26,500,000
    ending December 31, 1997

  Third fiscal quarter of fiscal year         $28,300,000
    ending December 31, 1997

  Fourth fiscal quarter of fiscal year        $28,750,000
    ending December 31, 1997

  First fiscal quarter of fiscal year         $29,000,000
    ending December 31, 1998

  Second fiscal quarter of fiscal year        $30,500,000
    ending December 31, 1999

  Third fiscal quarter of fiscal year         $32,350,000
    ending December 31, 1998

  Fourth fiscal quarter of fiscal year        $32,750,000
    ending December 31, 1998 and at
    all times thereafter"

1.2 Profitability. Section 9.3(B) is amended in its entirety to read as follows:

     (B) Profitability, Achieve a Consolidated Adjusted
Earnings From Operations of not less than the amount shown below for the period corresponding thereto:

                                     Consolidated Adjusted
           Period                   Earnings From Operations

  First fiscal quarter of fiscal year         ($1,000,000)
    ending December 31, 1996

  First and second fiscal quarters of         ($1,500,000)
    fiscal year ending December 31, 1996

  First, second and third fiscal quarters      (S 450,000)
    of fiscal year ending December 31, 1996

  Fiscal year ending December 31, 1996          $ 200,000

  First fiscal quarter of fiscal year ending    S 350,000
    December 31, 1997 and the first quarter
    of each fiscal year thereafter

  First and second fiscal quarters of fiscal   $2,250,000
    year ending December 31, 1997 and the
    first and second fiscal quarters of each fiscal year thereafter

  First, Second and third fiscal quarters of   $4,500,000
    fiscal year ending December 31, 1997 and the first second and third fiscal quarters of each fiscal year thereafter

  Fiscal year ending December 31, 1997 and     $5,000,000
    each fiscal year thereafter

1.3  Consolidated Debt Service Coverage Ratio.  Section
9.3(C) is amended in its entirety to read as follows:

  (C)  Consolidated Debt Service Coverage Ratio.  Maintain a
Consolidated Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                                          Consolidated Debt
     Period                           Service Coverage Ratio

  First fiscal quarter of fiscal year ending.     75 to 1.0
    December 3 1, 1996 "the first fiscal
    quarter of each fiscal year thereafter

  First and second fiscal quarters of fiscal.     75 to 1.0
    year ending December 31, 1996 and the
    first and second fiscal quarters of each fiscal year thereafter

  First, second and third fiscal quarters of     1.5 to 1.0
    fiscal year ending December 31, 1996 and the first, second and third fiscal quarters of each fiscal year thereafter

  Fiscal year ending December 31, 1996 and       1.7 to 1.0
    each fiscal year thereafter

1.4 Minimum Current Ratio. Section 9.3 (D) is amended in its entirety to read as follows:

     "(D) Minimum Current Ratio.  Maintain a ratio of
Consolidated Current Assets to Consolidated Current
Liabilities of not less than 1.4 to 1.0 for each of the first and second fiscal quarters in each fiscal year; 1.45 to 1.0 for each of the third and fourth quarters of fiscal year 1996; and 1.65 to 1.0 for each of the third and fourth fiscal quarters of fiscal year 1997 and each fiscal year thereafter."

1.5 Debt/EBITDA. Section 9.3(E) is amended in its entirety to read as follows:

     "(E) Debt/EBITDA. Maintain for each period of four (4) consecutive fiscal quarters, commencing with the fiscal quarter ending September 29, 1996, a ratio of (a) indebtedness for Money Borrowed of Parent and its Subsidiaries at the end of such period calculated on a Consolidated basis to (b) the sum of (i) EBITDA for such period less (ii) the greater of the amount of Capital Expenditures made by Parent and its Subsidiaries during such period or $1,500,000, of not greater than the ratio shown below for the period corresponding thereto:

      Four (4) Consecutive
     Fiscal Quarters Ending With          Debt/EBITDA Ratio

  Third fiscal quarter of fiscal year          7.0 to 1.0
    ending December 31, 1996

  Fourth fiscal quarter of fiscal year         4.0 to 1.0
    ending December 31, 1996

  First fiscal quarter of fiscal year         3.45 to 1.0
    ending December 31, 1997

  Second fiscal quarter of fiscal year         3.2 to 1.0
    ending December 31, 1997

  Third fiscal quarter of fiscal year          3.0 to 1.0
    ending December 31, 1997

  Fourth fiscal quarter of fiscal year         3.0 to 1.0
    ending December 31, 1997

  First fiscal quarter of fiscal year          2.9 to 1.0
    ending December 31, 1998 and each
    fiscal year thereafter

  Second fiscal quarter of fiscal year         2.75 to 1.0
    ending December 31, 1998 and each
    fiscal year thereafter

  Third fiscal quarter of fiscal year           2.5 to 1.0
    ending December 31, 1998 and each
    fiscal year thereafter

  Fourth fiscal quarter of fiscal year          2.5 to 1.0
    ending December 31, 1998 and each
    fiscal year thereafter"


                        ARTICLE II

                REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Lender that:

     2.1. Compliance with the Loan Agreement and Other Loan Documents. As of the execution of this Amendment, each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by such Borrower, except where the failure of such Borrower to comply has been waived in writing by the Lender.

     2.2.  Representations in the Loan Agreement and Other
Loan Documents. The representations and warranties of each Borrower set forth in the Loan Agreement and the other Loan
Documents are true and correct in all material respects except for any changes in the nature of any Borrower's business or operations which have occurred in the ordinary course of business that would render the information contained in any exhibit attached to the Loan Agreement either inaccurate or incomplete in any material respect, so long as (a) the Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan
Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or
9. I(A), Borrowers have given notice as required by such sections.

2.3. No Event of Default. After giving effect to this Amendment, no Default or Event of Default exists.

                      ARTICLE III

               MODIFICATION OF LOAN DOCUMENTS

3.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

                          ARTICLE IV
                           GENERAL

4.1. Full Force And Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

4.4 Expenses. Borrowers shall reimburse the Lender for all reasonable fees and expenses original or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

4.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

4.6 Waiver OF Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND THE LENDER, EACH WAIVES THE RIGHT TO BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, OR THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     IN WITNESS OF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                               BORROWERS:

ATTEST                         COMDIAL CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AMERICAN TELECOMMUNICATIONS
                               CORPORATIONS

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AMERICAN PHONE CENTERS, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL ENTERPRISE SYSTEMS,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS
                               INTERNATIONAL, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         SCOTT TECHNOLOGIES
                               CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CUSTOM MANUFACTURING,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL VIDEO TELEPHONY, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TECHNOLOGY
                               CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AURORA SYSTEMS, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         KEY VOICE TECHNOLOGIES, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL BUSINESS
                               COMMUNICATIONS CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CONSUMER
                               COMMUNICATIONS CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

                              LENDER:

                              FLEET CAPITAL CORPORATION

                              BY:  \S\ Jimmy G. Ramsey
                              Title:  Vice President